Exhibit 99.2


                              STOCK ELECTION FORM
            to accompany certificates for shares of Common Stock of

                      FISHER SCIENTIFIC INTERNATIONAL INC.
in the event a holder elects to retain all or a portion of his or her shares in connection
      with the merger of FSI Merger Corp., a corporation organized by the
                      Thomas H. Lee Company, with and into

                      FISHER SCIENTIFIC INTERNATIONAL INC.
     This Form is to accompany certificates for shares (the "Common Stock Certificates") of common stock, par value $.01 per share ("Fisher Common Stock"), of Fisher Scientific International Inc. ("Fisher") which are subject to an election (a "Stock Election") to retain shares of Fisher Common Stock ("Stock Election Shares") in connection with the proposed merger (the "Merger") of FSI Merger Corp. ("FSI") with and into Fisher. HOLDERS OF FISHER COMMON STOCK WHO WISH TO RECEIVE A CASH PAYMENT FOR ALL OF THEIR SHARES OF FISHER COMMON STOCK AND WHO THEREFORE DO NOT WISH TO MAKE A STOCK ELECTION FOR ANY OF THEIR SHARES OF FISHER COMMON STOCK NEED NOT SUBMIT THIS FORM OR ANY CERTIFICATES AT THIS TIME. IN ADDITION, CERTAIN EMPLOYEES IDENTIFIED IN ACCORDANCE WITH THE TERMS OF THE MERGER AGREEMENT ("ELIGIBLE EMPLOYEES") SHALL BE FURNISHED A SEPARATE FORM OF ELECTION AND SHOULD NOT USE THIS FORM. Each share of Fisher Common Stock for which an election to retain Fisher Common Stock is not made will automatically, subject to proration as described in the Proxy Statement (as defined below), be converted into the right to receive an amount equal to $48.25 in cash (the "Cash Price") from Fisher following the Merger.


                     The Exchange Agent for the Merger is:
                   ChaseMellon Shareholder Services, L.L.C.



         By Hand:                      By Overnight Delivery:                    By Mail:
  ChaseMellon Shareholder             ChaseMellon Shareholder            ChaseMellon Shareholder
   Services, L.L.C.                    Services, L.L.C.                   Services, L.L.C.
  120 Broadway, 13th Floor            85 Challenger Road--               Post Office Box 3301
  New York, NY 10271                   Mail Drop--Reorg                  South Hackensack, NJ 07606
  Attn: Reorganization Department     Ridgefield Park, NJ 07660          Attn: Reorganization Department
                                      Attn: Reorganization Department

                         FOR GUARANTEE OF DELIVERY ONLY:
                        FACSIMILE NUMBER: (201) 329-8936
                        CONFIRM FACSIMILE: (201) 296-4860
                               INFORMATION AGENT:
                         GEORGESON & CO. 1-800-223-2064
                              BANKS & BROKERS CALL
                            (212) 440-9800 (COLLECT)
                                -----------------

     DELIVERY OF THIS FORM TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS FORM WHERE INDICATED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 PROVIDED BELOW.

     THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS FORM IS COMPLETED.

--------------------------------------------------------------------------------
 THE DEADLINE FOR SUBMITTING THIS FORM TO THE EXCHANGE AGENT, TOGETHER WITH YOUR
  COMMON STOCK CERTIFICATES (OR AFFIDAVITS AND INDEMNIFICATION FOR LOST COMMON STOCK CERTIFICATES OR GUARANTEES OF DELIVERY OF COMMON STOCK CERTIFICATES), IS
     5:00 P.M., NEW YORK CITY TIME, ON JANUARY 14, 1998, UNLESS EXTENDED.
--------------------------------------------------------------------------------
     Holders of Fisher Common Stock whose Common Stock Certificates are not immediately available or who cannot deliver their Common Stock Certificates and all other documents required hereby to the Exchange Agent prior to 5:00 p.m., New York City time, on January 14, 1998, unless extended (the "Election
Date"), and who wish to make an Election must do so pursuant to the affidavit and indemnification procedure for lost Common Stock Certificates described in Instruction D5 or the guaranteed delivery procedure described in Instruction
A1.

     RECORD HOLDERS OF FISHER COMMON STOCK MAY ELECT TO RETAIN SHARES OF FISHER COMMON STOCK WITH RESPECT TO ALL OR ANY PORTION OF THE SHARES OF FISHER COMMON STOCK HELD BY SUCH HOLDERS. THE EXCHANGE AGENT RESERVES THE RIGHT TO DEEM THAT YOU HAVE MADE "NO ELECTION FOR STOCK" IF: (I) YOU FAIL TO FOLLOW INSTRUCTIONS ON THIS ELECTION FORM INCLUDING SUBMISSION OF YOUR FISHER COMMON STOCK CERTIFICATE(S), AN AFFIDAVIT AND INDEMNIFICATION FOR LOST COMMON STOCK CERTIFICATES AND/OR GUARANTEE OF DELIVERY OF COMMON STOCK CERTIFICATES; AND
(II) THE COMPLETED ELECTION FORM (INCLUDING FISHER COMMON STOCK CERTIFICATE(S), AN AFFIDAVIT AND INDEMNIFICATION FOR LOST COMMON STOCK CERTIFICATES AND/ OR GUARANTEE OF DELIVERY OF COMMON STOCK CERTIFICATES) IS NOT RECEIVED BY THE EXCHANGE AGENT AT THE ADDRESS SET FORTH ABOVE BY 5:00 P.M. NEW YORK CITY TIME,
ON          , 1998, UNLESS EXTENDED. SHARES FOR WHICH SUCH AN ELECTION IS NOT
MADE SHALL AUTOMATICALLY BE SUBJECT TO PRORATION AS DESCRIBED IN THE PROXY STATEMENT AND/OR EXCHANGED FOR THE CASH PRICE (AS DEFINED HEREIN).

       List below the Common Stock Certificates to which this Form relates. If the space provided below is inadequate, the information shown in the space below with respect to the Common Stock Certificates and the type of election should be listed on a separate signed schedule affixed hereto.

Box I



------------------------------------------------------------------------------------------------------------------------
                                           TYPE OF ELECTION (See Instruction D)
------------------------------------------------------------------------------------------------------------------------
                  Shares of Fisher Common Stock Submitted (Attach separate signed list if necessary)
------------------------------------------------------------------------------------------------------------------------
                                                                                    Total
                                                                                    Number            Number of
                                                                                  of Shares             Shares
                                                                                Represented by   with Respect to Which
                                                            Common Stock         Common Stock    a Stock Election is
   Name(s) and Address(es) of Registered Holder(s)      Certificate Number(1)    Certificate           Made(2)
------------------------------------------------------------------------------------------------------------------------
                                                     -------------------------------------------------------------------
                                                     -------------------------------------------------------------------
                                                     -------------------------------------------------------------------
                                                     -------------------------------------------------------------------
                                                     -------------------------------------------------------------------
                                                     -------------------------------------------------------------------
                                                                Total
                                                          Shares of Fisher
                                                            Common Stock
------------------------------------------------------------------------------------------------------------------------
 (1) Stockholders who hold Fisher Common Stock in book-entry form should list their account number.
 (2) Unless otherwise indicated, it will be assumed that all shares submitted are to be treated as having made a
     Stock Election.
------------------------------------------------------------------------------------------------------------------------

  IF YOUR CERTIFICATE(S) HAS BEEN LOST, STOLEN, OR DESTROYED, CONTACT THE
   EXCHANGE AGENT IMMEDIATELY AT 1-800-777-3674 (SEE INSTRUCTION D5).

Ladies and Gentlemen:

  In connection with the proposed merger (the "Merger") of FSI with and into Fisher, the undersigned hereby submits the Common Stock Certificates evidencing the shares listed above, and elects, subject to the proration and other limitations set forth below and as more fully described in the Second Amended and Restated Agreement and Plan of Merger, dated as of November 14, 1997 by and between Fisher and FSI (the "Merger Agreement"), attached as Annex I to the Proxy Statement/Prospectus (as defined below), to have all or a portion of the shares of Fisher Common Stock represented by such Common Stock Certificates become the right to retain one fully paid and nonassessable share of Fisher Common Stock (a "Stock Election Share"). No fractional shares of Fisher Common Stock will be issued in the Merger. Holders of shares of Fisher Common Stock will be entitled to receive cash in lieu of such fractional shares. It is understood that the following election is subject to (a) the terms, conditions and limitations set forth in the Proxy Statement/Prospectus, dated December 19, 1997, relating to the Merger (the "Proxy Statement/Prospectus"), receipt of which is hereby acknowledged by the undersigned, (b) the terms, conditions and limitations set forth in the Merger Agreement and (c) the instructions herein. The acceptance of retained shares of Fisher Common Stock delivered pursuant to this Form will constitute a binding agreement between the undersigned and Fisher upon the terms and subject to the conditions of (a), (b) and (c) listed above.

  There can be no assurance that a holder of Fisher Common Stock will receive Stock Election Shares in such amounts as such stockholder elects to receive in the Merger. Because 746,114 (the "Standard Retained Share Number") shares of Fisher Common Stock held by public stockholders must be retained by existing stockholders (including Eligible Employees), the right to retain Fisher Common Stock is subject to proration as set forth in the Merger Agreement and described in the Proxy Statement/Prospectus. The Merger contemplates approximately 84.2% of the fully diluted shares of Fisher Common Stock prior to the Merger will be converted into cash and approximately 15.8% of such shares will be retained by existing stockholders and Eligible Employees. The shares to be retained will be equivalent to approximately 10.3% of the shares of Fisher Common Stock which will be outstanding after the Merger. Therefore, holders of Fisher Common Stock who elect to retain shares of Fisher Common Stock may receive a lesser, prorated number of shares of Fisher Common Stock than such holders elected to retain, plus cash, if the aggregate number of shares of Fisher Common Stock elected to be retained exceeds the Standard Retained Share Number.

  Eligible Employees (as defined in the Merger Agreement), may elect to retain up to 310,881 shares of Fisher Common Stock, subject to proration as set forth in the Merger Agreement and described in the Proxy Statement/Prospectus. Eligible Employees shall be furnished a separate form of election and should not use this Form.

  The undersigned authorizes and instructs you, as Exchange Agent, to receive the Common Stock Certificates listed above and to deliver on behalf of the undersigned, in exchange for the shares of Fisher Common Stock represented thereby, any check for the cash or any certificate for the shares of Fisher Common Stock issuable in the Merger. If Common Stock Certificates are not delivered herewith, there is furnished, as applicable, an affidavit and indemnification for any mutilated, lost, destroyed or stolen Common Stock Certificate or a Guarantee of Delivery of such Common Stock Certificates from an Eligible Institution (as defined herein).

  The undersigned represents and warrants that the undersigned has full power and authority to surrender the Common Stock Certificate(s) surrendered herewith or covered by an affidavit and indemnification for mutilated, lost, destroyed or stolen Common Stock Certificate or a guarantee of delivery, free and clear of any liens, claims, charges or encumbrances whatsoever. The undersigned understands and acknowledges that the method of delivery of the Common Stock Certificate(s) and all other required documents is at the option and risk of the undersigned and that the risk of loss and title to such Common Stock Certificate(s) shall pass only after the Exchange Agent has actually received the Common Stock Certificate(s). All questions as to the election revocation, change and form of any Election and surrender of Common Stock Certificates hereunder shall be determined by the Exchange Agent in its reasonable discretion, and such determination shall be binding and conclusive. The undersigned, upon request, shall execute and deliver all additional documents deemed by the Exchange Agent or Fisher to be necessary or desirable to complete the sale, assignment, transfer, cancellation and retirement of the shares of Fisher Common Stock delivered herewith. No authority hereby conferred or agreed to be conferred hereby shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned. All obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

  Unless otherwise indicated in the box entitled "Special Payment Instructions," please issue any check and register any certificate for shares of Fisher Common Stock in the name of the registered holder(s) of the shares of Fisher Common Stock appearing above under "Type of Election." Similarly, unless otherwise indicated in the box entitled "Special Delivery Instructions," please mail any check and any certificate for shares of Fisher Common Stock to the registered holder(s) of such shares at the address(es) of the registered holder(s) appearing above under "Type of Election." In the event that the boxes entitled "Special Payment Instructions" and "Special Delivery Instructions" are both completed, please issue any check and any certificate for shares of Fisher Common Stock in the name(s) of, and/or mail such check and such certificate to, the person(s) so indicated.

Box II

                          SPECIAL PAYMENT INSTRUCTIONS
                              (See Instruction D7)

           To be completed ONLY if the check is to be made payable to, or the certificates for Stock Election Shares are to be registered in, the name of someone other than the undersigned.

Name:--------------------------------------------------------------
                            (Please print)

Address:-----------------------------------------------------------

-------------------------------------------------------------------
                                                         (Zip Code)

-------------------------------------------------------------------
        (Taxpayer Identification or Social Security Number)
                  (See Substitute Form W-9 Below)



Box III

                          SPECIAL DELIVERY INSTRUCTIONS
                              (See Instruction D8)

    To be completed ONLY if the check or the certificates for Stock Election Shares are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown under "Type of Election."

Mail check and/or certificates to:

Name: -------------------------------------------------------------
                              (Please print)

Address: ----------------------------------------------------------

-------------------------------------------------------------------
                                                         (Zip Code)



Box IV

                                   SIGN HERE
           IMPORTANT: COMPLETE AND SIGN THE SUBSTITUTE FORM W-9 BELOW

    (Signature(s) of Owner(s))


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Must be signed by registered owner(s) exactly as name(s) appear(s) on stock certificate(s) or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by attorney, executor, administrator, trustee or guardian or others acting in a fiduciary capacity, set forth full title and see Instruction D3.


Dated:--------------------------------------------------------------------------


Name(s):------------------------------------------------------------------------
                                 (Please print)

Capacity (full title):----------------------------------------------------------

Address:------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                   (Zip Code)

--------------------------------------------------------------------------------
                        (Area Code and Telephone Number)

--------------------------------------------------------------------------------
                           (Taxpayer Identification or
                             Social Security Number)

Box V

                            GUARANTEE OF SIGNATURE(S)

          (See Instructions D7 Concerning Signature Guarantee)

If you have filled out the Special Payment Instructions above, you must have your signatures guaranteed. (See Instruction D7.)



Dated:--------------------------------------------------------------------------


Authorized
Signature:----------------------------------------------------------------------


Name:---------------------------------------------------------------------------
                                 (Please print)


Firm:---------------------------------------------------------------------------


Address:------------------------------------------------------------------------

 -------------------------------------------------------------------------------
                                   (Zip Code)


 -------------------------------------------------------------------------------
                        (Area Code and Telephone Number)

                           IMPORTANT TAX INFORMATION

     In order to ensure compliance with federal income tax requirements, each holder of shares of Fisher Common Stock is requested to provide the Exchange Agent with his or her correct Taxpayer Identification Number and to certify whether he or she is subject to backup federal income tax withholding by completing and signing the Substitute Form W-9 below. See Instruction D10 and accompanying Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.


            PAYER'S NAME: ChaseMellon Shareholder Services, L.L.C.



                               Part 1 Please provide your TIN in             Social Security Number or
                               the box at right and certify by signing and   Taxpayer Identification Number
                               dating below. For individuals, this is your
                               social security number.
 SUBSTITUTE
 Form W-9
                               Part 2 Awaiting TIN -[ ]
 Department of the
 Treasury                      CERTIFICATION: UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT (1) the number shown
 Internal Revenue Service      on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me) and (2) I am not subject to backup withholding either because (a) I am exempt from backup withholding, (b) I have not been notified by the
                               Internal Revenue Service (IRS) that I am subject to backup withholding as
 Payer's Request for Taxpayer  a result of the failure to report all interest or dividends, or (c) the IRS
 Identification Number (TIN)   has notified me that I am no longer subject to backup withholding.


                               Signature -----------------------------------------------------


                               Date-----------------------------------------------------------

                               You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of under reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you receive another notification from the IRS that you are no longer subject to backup withholding, do not cross out such item (2).

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A $50 PENALTY
      IMPOSED BY THE IRS AND BACKUP WITHHOLDING OF 31% OF ANY CASH PAYMENTS MADE TO YOU PURSUANT TO THE MERGER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 2 OF THE SUBSTITUTE FORM W-9.


CERTIFICATION OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a TIN has not been issued to me, and either that (i) I have mailed or delivered an application to receive a TIN to the appropriate IRS Center or Social Security Administration Office or (ii) I intend to mail or deliver an application in the near future. I understand that if I do not provide a TIN by the time of payment, 31% of all reportable payments made to me will be withheld, but that such amounts will be refunded to me if I then provide a TIN within sixty (60) days.

Signature---------------------------- Date-------------------------------------

                                 INSTRUCTIONS


A. SPECIAL CONDITIONS.

     1. TIME IN WHICH TO ELECT. To be effective, an election pursuant to the terms and conditions set forth herein (an "Election") on this Form, accompanied by all of the holder's certificates representing shares of Fisher Common Stock, an affidavit and Indemnification for lost Common Stock Certificates or a proper Guarantee of Delivery thereof, must be received by the Exchange Agent, at the address set forth above, no later than 5:00 P.M., New York City time, on January 14, 1998 (the "Election Date"). Holders of Fisher Common Stock whose stock certificates are not immediately available may also make an effective Election by completing this form, having a Guarantee of Delivery Form properly completed and duly executed (subject to the condition that the certificates for which delivery is thereby guaranteed are in fact delivered to the Exchange Agent, duly endorsed in blank or otherwise in form acceptable for transfer on the books of Fisher, no later than 5:00 P.M., New York City time, on the third New York Stock Exchange trading day after the date of execution of such guarantee of delivery). Subject to proration as described in the Proxy Statement/Prospectus, each share of Fisher Common Stock with respect to which the Exchange Agent shall have not received an effective Election prior to the Election Date, or with respect to which the Exchange Agent has received an effective election and to which the proration procedures set forth in the Proxy Statement/ Prospectus pertain, outstanding at the effective time of the Merger will be converted into the right to receive an amount equal to $48.25 in cash from the Company following the Merger. See Instruction B.

     2. REVOCATION OF ELECTION. Any Election may be revoked by the person who submitted this Form to the Exchange Agent and the certificate(s) for shares withdrawn by written notice duly executed and received by the Exchange Agent
(i) prior to 5:00 P.M. on the Election Date or (ii) after the Election Date, if (and to the extent that) the Exchange Agent is legally required to permit revocations and the effective time shall not have occurred prior to such date. Such notice must specify the person in whose name the shares of Fisher Common Stock to be withdrawn had been deposited, the number of shares to be withdrawn, the name of the registered holder thereof, and the serial numbers shown on the certificate(s) representing the shares to be withdrawn. If an Election is revoked, and the certificates(s) for shares withdrawn, the Fisher Common Stock certificate(s) submitted therewith will be promptly returned by the Exchange Agent to the person who submitted such certificate(s).

     3. TERMINATION OF RIGHT TO ELECT. If for any reason the Merger is not consummated or is abandoned, all Elections will be void and of no effect. Certificate(s) for Fisher Common Stock previously received by the Exchange Agent will be returned promptly by the Exchange Agent to the person who submitted such stock certificate(s).


B. ELECTION AND PRORATION PROCEDURES.

     A description of the election and proration procedures is set forth in the Proxy Statement/Prospectus under "THE MERGER--Stock Election" and "THE MERGER--Stock Election Procedure." A full statement of the election and proration procedures is contained in the Merger Agreement and all Elections are subject to compliance with such procedures. IN CONNECTION WITH MAKING ANY ELECTION, A HOLDER OF FISHER COMMON STOCK SHOULD READ CAREFULLY, AMONG OTHER MATTERS, THE AFORESAID DESCRIPTION AND STATEMENT AND THE INFORMATION CONTAINED IN THE PROXY STATEMENT/PROSPECTUS UNDER "THE MERGER--CERTAIN FEDERAL INCOME TAX CONSIDERATIONS." SEE ALSO "RISK FACTORS--STOCK ELECTION AND PRORATION INTO CASH" IN THE PROXY STATEMENT/PROSPECTUS FOR A DISCUSSION OF THE POSSIBILITY THAT THE RECEIPT OF CASH AS A RESULT OF PRORATION BY A HOLDER WHO HAS MADE A STOCK ELECTION MAY BE TREATED AS A DIVIDEND AS OPPOSED TO A CAPITAL GAIN.

     AS A RESULT OF THE PRORATION PROCEDURES, HOLDERS OF FISHER COMMON STOCK MAY RECEIVE STOCK ELECTION SHARES OR CASH IN AMOUNTS WHICH VARY FROM THE AMOUNTS SUCH HOLDERS ELECT TO RECEIVE. SUCH HOLDERS WILL NOT BE ABLE TO CHANGE THE NUMBER OF STOCK ELECTION SHARES OR THE AMOUNT OF CASH ALLOCATED TO THEM PURSUANT TO SUCH PROCEDURES.


C. RECEIPT OF STOCK ELECTION SHARES OR CHECKS.

     As soon as practicable after the effective time of the Merger and after the Election Date, the Exchange Agent will mail certificate(s) for Stock Election Shares and/or cash payments by check to the holders of Fisher Common Stock with respect to each share of Fisher Common Stock which is included in any effective Election. Subject to proration as described in the Proxy Statement/Prospectus, holders of Fisher Common Stock who declined to make an Election, or failed to make an effective Election, with respect to any or all of their shares will receive, for each such share, the right to receive an amount equal to $48.25 in cash as soon as practicable after the Common Stock Certificates have been submitted.

     No fractional shares will be issued in connection with the Merger. In lieu thereof, the Exchange Agent, as agent for the holders of Fisher Common Stock who become entitled to a fraction of a Stock Election Share, shall promptly sell the aggregate of the fractional share interests of such holders and remit the net proceeds thereof (after commissions, costs and expenses incurred in connection with such sale) to such holders according to their respective interests therein.


D. GENERAL.

     1. Execution and Delivery. This Form must be properly filled in (BOX I), dated and signed in BOX IV, and must be delivered (together with all Common Stock Certificates held by such holder, an affidavit and Indemnification for lost Common Stock Certificates or with a duly signed Guarantee of Delivery of such Common Stock Certificates) to the Exchange Agent at any of the addresses set forth above.

     THE METHOD OF DELIVERY OF ALL DOCUMENTS IS AT THE OPTION AND RISK OF THE STOCKHOLDER, BUT IF SENT BY MAIL, REGISTERED MAIL, RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS SUGGESTED.

     2. Inadequate Space. If there is insufficient space on this Form to list all your Common Stock Certificates in Box I, please attach a separate list.

     3. Signatures. The signature (or signatures, in the case of Common Stock Certificates owned by two or more joint holders) on this Form should correspond exactly with the name(s) as written on the face of the Common Stock
Certificates submitted unless the shares of Fisher Common Stock described on this Form have been assigned by the registered holder(s), in which event this Form should be signed in exactly the same form as the name of the last transferee indicated on the transfers attached to or endorsed on the such Common Stock Certificates.

     If this Form is signed by a person or persons other than the registered owners of the Common Stock Certificates listed, the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered owner(s) appear on such Common Stock Certificates.

     If this Form or any stock certificate(s) or stock power(s) are signed by a trustee, executor, administrator, guardian, officer of a corporation, attorney-in-fact or any other person acting in a representative or fiduciary capacity, the person signing must give such person's full title in such capacity and appropriate evidence of authority to act in such capacity must be forwarded with this Form.

     4. Partial Exchanges. If fewer than all the shares represented by any certificate delivered to the Exchange Agent are to be retained, fill in the number of shares which are elected to be retained in the box entitled "Number of Shares with Respect to Which a Stock Election is Made". In such case, the Exchange Agent will hold such certificate and, as soon as practicable after the effective time of the Merger, the registered holder will receive a check representing the amount of cash into which the remaining shares represented by such Common Stock Certificate are converted. ALL SHARES REPRESENTED BY COMMON STOCK CERTIFICATES SUBMITTED HEREUNDER WILL BE DEEMED TO HAVE BEEN ELECTED TO BE RETAINED UNLESS OTHERWISE INDICATED.

     5. If your Common Stock Certificate(s) has been either lost, stolen or destroyed, you must contact the Exchange Agent at 1 (800) 777-3674 (toll-free) immediately, to receive an Affidavit and Indemnification Form. You will be instructed as to the steps you must take in order to receive a stock certificate representing Stock Election Shares and/or any checks in accordance with the Merger Agreement.

     6. New Certificates and Checks in Same Name. If any stock certificate(s) representing Stock Election Shares or any check(s) in respect of Stock Election Shares are to be registered in, or payable to the order of, exactly the same name(s) that appears on the certificate(s) representing shares of Fisher Common Stock submitted with this Form, no endorsement of Common Stock Certificate(s) or separate stock power(s) is required.

     7. New Certificates and Checks in Different Name: If the section entitled "Special Payment Instructions" is completed then signatures on this Stock Election Form must be guaranteed by a firm that is a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agents' Medallion Program (each an "Eligible Institution"). If the surrendered certificates are registered in the name of a person other than the signer of this Stock Election Form, or if the issuance is to be made to a person other than the signer of this Stock Election Form, or if the issuance is to be made to a person other than the registered owner(s), then the surrendered certificates must be endorsed or accompanied by duly executed stock powers, in either case signed exactly as the name(s) of the registered owners appear on such certificate(s) or stock power(s), with the signatures on the Certificate(s) or stock power(s) guaranteed by an Eligible Institution as provided herein.

     8. Special Delivery Instructions. If the checks are to be payable to the order of, or the certificates for Stock Election Shares are to be registered in, the name of the registered holder(s) of shares of Fisher Common Stock, but are to be sent to someone other than the registered holder(s) or to an address other than the address of the registered holder, it will be necessary to indicate such person or address in BOX III.

   9. Miscellaneous. A singe check and/or a single stock certificate representing Stock Election Shares will be issued.

     All questions with respect to this Form and the Elections (including, without limitation, questions relating to the timeliness or effectiveness of revocation or any Election and computations as to proration) will be determined by Fisher and FSI, which determination shall be conclusive and binding.

     10. Backup Federal Income Tax Withholding and Substitute Form W-9. Under the "backup withholding" provisions of Federal income tax law, the Exchange Agent may be required to withhold 31% of the amount of any payments made to holders of Fisher Common Stock pursuant to the Merger. To prevent backup withholding, each holder must complete and sign the Substitute Form W-9 included in this Form and either: (a) provide the correct taxpayer identification number ("TIN") and certify, under penalties of perjury, that the TIN provided is correct (or that such holder is awaiting a TIN), and that (i) the holder has not been notified by the Internal Revenue Service ("IRS") that the holder is subject to backup withholding as a result of failure to report all interest or dividends, or (ii) the IRS has notified the holder that the holder is no longer subject to back withholding; or (b) provide an adequate basis for exemption from backup withholding. If the box in Part 2 of the substitute Form W-9 is checked, the Exchange Agent shall retain 31% of cash payments made to a holder during the sixty (60) day period following the date of the Substitute Form W-9. If the holder furnishes the Exchange Agent with his or her TIN within sixty (60) days of the date of the Substitute Form W-9, the Exchange Agent shall remit such amounts retained during the sixty (60) day period to the holder and no further amounts shall be retained or withheld from payments made to the holder thereafter. If, however, the holder has not provided the Exchange Agent with his or her TIN within such sixty (60) day period, the Exchange Agent shall remit such previously retained amounts to the IRS as backup withholding and shall withhold 31% of all payments to the holder thereafter until the holder furnishes a TIN to the Exchange Agent. In general, if a holder is an individual, the TIN is the Social Security number of such individual. If the Common Stock Certificates for Fisher Common Stock are registered in more than one name or are not in the name of the actual owner, consult the Guidelines of the IRS for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report. If the Exchange Agent is not provided with the correct TIN or an adequate basis for exemption from backup withholding, the holder may be subject to a $50 penalty imposed by the IRS and backup withholding at a rate of 31%. Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order to satisfy the Exchange Agent that a foreign individual qualifies as an exempt recipient, such holder must submit a statement (generally, IRS Form W-8), signed under penalties of perjury, attesting to that individual's exempt status. A form for such statements can be obtained from the Exchange Agent.

     For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a TIN if you do not have one and how to complete the Substitute Form W-9 if Fisher Common Stock is held in more than one name), consult the Guidelines of the IRS for Certification of Taxpayer Identification Number on Substitute Form W-9, which are enclosed.

     Failure to complete the Substitute Form W-9 will not, by itself, cause Fisher Common Stock to be deemed invalidly tendered, but may require the Exchange Agent to withhold 31% of the amount of any payments made pursuant to the Merger. Backup withholding is not an additional federal income tax and may be claimed as a credit against the U.S. federal income tax liability of a holder of Fisher Common Stock, provided that the required information is furnished to the IRS. If backup withholding results in an overpayment of federal income taxes, a refund may be obtained.

     Additional copies of this Form may be obtained from Georgeson & Co. as Information Agent (whose telephone number is 1 (800) 223-2064). Banks and brokers call 1 (212) 440-9800 (collect).